UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2009
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition	3
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01	Financial Statements and Exhibits	3
Signatures		4
Exhibit Index to Current Report on Form 8-K filed on July 23, 2009		5
Press release dated July 23, 2009 (furnished pursuant to Item 2.02 of Form 8-K)
Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

Item 2.02 Results of Operations and Financial Condition.
(a)	The following information, including the text of the exhibits attached hereto, is furnished pursuant to Item 2.02 of Form 8-K. On July 23, 2009, The Chubb Corporation (Chubb) issued a press release announcing its financial results for the quarter ended June 30, 2009. On July 23, 2009, Chubb also posted on its web site at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its 2009 second quarter results. Copies of the press release and the SIIR, both of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In its press release, the SIIR and the conference call to discuss its 2009 second quarter results, scheduled to be webcast at 5:00 P.M. on July 23, 2009, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	The Chubb Board of Directors at a meeting held on July 21, 2009 determined to extend for one year the mandatory retirement date for John J. Degnan, Chubb’s Vice Chairman and Chief Operating Officer. As a result, Mr. Degnan will be retiring from Chubb on December 31, 2010.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release dated July 23, 2009 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: July 23, 2009	By:	/s/ John J. Kennedy

		Name:	John J. Kennedy
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON JULY 23, 2009

Exhibit No.	Description

99.1	Press release dated July 23, 2009 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

5